EXHIBIT 10

CO-TRUSTEE RESIGNATION
AND RELEASE/INDEMNIFICATION

     WHEREAS, a trust known as the                       Fund (the “Fund”) was established under Will of                       (the “Will”) for the benefit of Alison Wrigley Rusack, of which William Wrigley, Jr. and Alison Wrigley Rusack are currently acting as Co-Trustees; and

     WHEREAS, Paragraph (    ) of Article      of the Will grants William Wrigley, Jr. the power to elect to become a Trustee of the Fund; and

     WHEREAS, Section 4.1 of that certain Agreement Regarding Trusts dated as of                       , 2003, by and between William Wrigley, Jr., Alison Wrigley Rusack and Philip K. Wrigley, individually and in their Representative Capacities as defined therein (the “Agreement Regarding Trusts”), provides that William Wrigley, Jr. will resign as Co-Trustee of the Fund (the “Resigning Co-Trustee”) and Alison Wrigley Rusack will act as sole Trustee of the Fund (the “Remaining Trustee”); and

     WHEREAS, in order to satisfy the requirements of the Agreement Regarding Trusts, William Wrigley, Jr. wishes to resign as Co-Trustee of the Fund and Alison Wrigley Rusack wishes to act as sole Trustee of the Fund.

     NOW, THEREFORE, in consideration of the foregoing and by execution of this instrument:

     (1) William Wrigley, Jr. hereby acknowledges that he has reviewed the financial affairs of the Fund as listed in Exhibit A attached hereto, approves of all such affairs, and hereby:

          a. grants to the Remaining Trustee, on his own behalf, and on behalf of his successors and assigns, and on behalf of all parties or entities who now have or may subsequently acquire an interest in the Fund, a full and complete release from any and all liabilities whatsoever attributable to any actions (or failures to act) taken by the Remaining Trustee or any decisions made by the Remaining Trustee to act or refrain from acting in connection with the Fund, including without limitation, all actions and all failures to act in any manner whatsoever with respect to the investment, retention, distribution, sale or other disposition of the assets of the Fund, through the date hereof;

          b. agrees, on his own behalf, on behalf of his successors and assigns, and on behalf of all persons or entities who now have or may subsequently acquire any interest in the Fund, to personally indemnify and hold the Remaining Trustee harmless from any personal liability, including without limitation any damages or awards resulting from any claim, loss, damage, liability, expense or court action, including attorneys’ fees and court costs, and in-court and out-of-court settlement, whether or not in the course of litigation, and any other related damages or expenses, with respect to any contract or agreement made by the Remaining Trustee on behalf of the Fund and any investments, decisions and actions made or for omissions or for investments, decisions and actions not made for or on behalf of the Fund, through the date hereof;

          c. agrees, on his own behalf, on behalf of his successors and assigns, and on behalf of all persons or entities who now have or may subsequently acquire any interest in the Fund, that he will not undertake any court action or claim against the Remaining Trustee for any action taken or not taken by the Remaining Trustee with respect to the Fund, through the date hereof; and

          d. agrees that the release and indemnification provided herein shall be continuing, shall not terminate upon termination, distribution or merger of the Fund and shall be binding upon him and upon his successors in interest, including but not limited to his heirs, devisees, legatees, beneficiaries, appointees, executors and administrators.

     Further, William Wrigley, Jr. hereby resigns his commission as Co-Trustee of the Fund and gives notice of such resignation to Alison Wrigley Rusack, his Co-Trustee and the beneficiary of the Fund. This resignation is irrevocable for consideration and coupled with an interest.

     Notwithstanding any provision herein to the contrary, any objections to the Final Trust Accounting (as defined in the Agreement Regarding Trusts) shall be resolved pursuant to the provisions of the Agreement Regarding Trusts and the release and indemnities provided hereunder shall apply to the Approved Final Trust Accounting (as defined in the Agreement Regarding Trusts).

     (2) Alison Wrigley Rusack hereby acknowledges that she has reviewed the financial affairs of the Fund as listed in Exhibit A attached hereto, approves of all such affairs, and hereby:

          a. grants to the Resigning Co-Trustee, on her own behalf, and on behalf of her successors and assigns, and on behalf of all parties or entities who now have or may subsequently acquire an interest in the Fund, a full and complete release from any and all liabilities whatsoever attributable to any actions (or failures to act) taken by the Resigning Co-Trustee or any decisions made by the Resigning Co-Trustee to act or refrain from acting in connection with the Fund, including without limitation, all actions and all failures to act in any manner whatsoever with respect to the investment, retention, distribution, sale or other disposition of the assets of the Fund;

          b. agrees, on her own behalf, on behalf of her successors and assigns, and on behalf of all persons or entities who now have or may subsequently acquire any interest in the Fund, to personally indemnify and hold the Resigning Co-Trustee harmless from any personal liability, including without limitation any damages or awards resulting from any claim, loss, damage, liability, expense or court action, including attorneys’ fees and court costs, and in-court and out-of-court settlement, whether or not in the course of litigation, and any other related damages or expenses, with respect to any contract or agreement made by the Resigning Co-Trustee on behalf of the Fund and any investments, decisions and actions made or for omissions or for investments, decisions and actions not made for or on behalf of the Fund;

          c. agrees, on her own behalf, on behalf of her successors and assigns, and on behalf of all persons or entities who now have or may subsequently acquire any interest in the Fund, that she will not undertake any court action or claim against the Resigning Co-Trustee for any action taken or not taken by the Resigning Co-Trustee with respect to the Fund; and

          d. agrees that the release and indemnification provided herein shall be continuing, shall not terminate upon termination, distribution or merger of the Fund and shall be binding upon her and upon her successors in interest, including but not limited to her heirs, devisees, legatees, beneficiaries, appointees, executors and administrators.

     Further, Alison Wrigley Rusack acknowledges receipt of this notice of Co-Trustee resignation and accepts the office of sole Trustee of the Fund.

     Notwithstanding any provision herein to the contrary, any objections to the Final Trust Accounting (as defined in the Agreement Regarding Trusts) shall be resolved pursuant to the provisions of the Agreement Regarding Trusts and the release and indemnities provided hereunder shall apply to the Approved Final Trust Accounting (as defined in the Agreement Regarding Trusts).

     ALISON WRIGLEY RUSACK ACKNOWLEDGES THAT SHE IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

     ALISON WRIGLEY RUSACK HEREBY EXPRESSLY WAIVES ANY RIGHTS THAT SHE MAY HAVE UNDER SECTION 1542.

     IN WITNESS WHEREOF, the parties hereto have signed this Co-Trustee Resignation and Release/Indemnification effective as of    , 2003.

William Wrigley, Jr., as resigning Co-Trustee of the                       Fund under Will of

Alison Wrigley Rusack, as accepting sole Trustee and beneficiary of the                       Fund under Will of

EXHIBIT A

List of Prior Accountings

Accountings for periods ending:

December 31, 1999

December 31, 2000

December 31, 2001

December 31, 2002